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                                                                   EXHIBIT 10.13



                                SUPPLY CONTRACT
                                ---------------

        This Agreement made this 21st day Of March, 1989 by and between New Orleans Spice Company, Inc., a Louisiana corporation ("Spice"), herein represented by its undersigned officer and Biscuit Investments, Inc., a Louisiana corporation ("Biscuit"), herein represented by its undersigned officer.

                                   WITNESSETH

        WHEREAS, Spice, by virtue of a certain agreement dated July 2, 1979, as amended ("Formula Agreement"), has the right to use a certain basic recipe and formula in the preparation of spicy fried chicken commonly known as Popeyes Famous Fried Chicken, any developments or improvements relating to the production of such recipe and formula and any additional recipes for products suitable for use in Popeyes Famous Chicken and Biscuit restaurants ("Popeye Formula"),

        WHEREAS, the Formula Agreement and the parties' interest therein are more fully described in a certain Amendment of the Formula Agreement, executed of even date herewith by the parties and Alvin C. Copeland;

        WHEREAS, Biscuit owns and operates Popeyes Famous Fried Chicken and Biscuits restaurants which specialize in the sale of spicy fried chicken prepared with
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batter, spices, and other ingredients prepared with the Popeye Formula (such batter, spices and other ingredients, "Product"); and

        NOW THEREFORE, the parties for the mutual benefits conferred upon each other herein, the receipt and adequacy of which are acknowledged, agree that:

                                       I.

        Spice shall sell to Biscuit, or as Biscuit directs, all of the Product required by Biscuit, and Biscuit shall purchase its requirements for the consideration hereafter stated.

                                      II.

        During any month, Spice shall not be obligated to supply an amount of Product disproportionate to average amounts customarily supplied for the preceding twelve month period.

                                      III.

        In consultation with Biscuit, Spice shall endeavor to estimate the future requirement of Biscuit to assure maximum compliance herewith.

                                       IV.

        Prices for the Product shall be as quoted or posted from time to time by Spice consistent with past practices, shall be payable C.O.D. or on such other basis

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as shall be mutually determined, and shall be uniform throughout the Popeyes
Famous Fried Chicken and Biscuit system.

                                       V.

        The term hereof shall be fifteen years. Thereafter, this Agreement may be terminated by the parties' agreement, subject to an accounting for Product already sold but not yet paid for.

                                       VI.

        Without the other party's written consent first obtained, neither party may assign or encumber its rights hereunder; nor may this Agreement be assumed by any other person.

                                      VII.

        This Agreement may be amended only by a writing executed by the parties hereto.


                                     VIII.

        This Agreement establishes no third party beneficiary rights in any persons not parties hereto.

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                                       IX

        Spice hereby agrees that, upon the merger of Church's Fried Chicken, Inc. ("Church's") and Biscuit becoming effective, Church's shall become the Company hereunder and shall be entitled to all of the rights and benefits of Biscuit hereunder, subject to all of the covenants, duties, obligations, promises and liabilities of Biscuit hereunder.

                                       X

        This Agreement shall be construed in accordance with the internal laws of the State of Louisiana.

        Executed at New York, New York on the date first written above.


BISCUIT INVESTMENTS, INC.              NEW ORLEANS SPICE CO., INC.


BY: /s/                                  BY: /s/
   ----------------------                   ----------------------
    Its: V.P.                            Its:
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